UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2017

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Limited-Term Government Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/17

	Class A Shares of the Fund
			Bloomberg Barclays	Bloomberg Barclays
			U.S. Government Bond	U.S. 1-3 Year
	Without Sales Charge	With Sales Charge	Index	Government Bond
				Index
6-Month	-0.57%	-2.80%	-3.07%	-0.17%
1-Year	0.26	-2.00	-1.34	0.25
5-Year	0.74	0.28	1.59	0.65
10-Year	1.69	1.46	3.78	2.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -0.57% during the reporting period. On a relative basis, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Index”) returned -0.17%.

MARKET OVERVIEW

It was a volatile reporting period for fixed-income markets. Markets turned to general “risk on” mode after the surprise outcome of the U.S. presidential election with equities climbing, credit spreads narrowing to the tightest levels since early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. Central Bank policy was also a major focus this reporting period, with statements and actions from the Federal Reserve (the “Fed”), Bank of Japan (BoJ), European Central Bank (“ECB”), and more, fueling movements in global capital markets.

As the U.S. economy is nearing the Fed’s dual mandate of full employment and price stability, and international economic and geopolitical concerns remained muted, the Fed continued to normalize rates. Improved economic data and outlook led the Fed to hike its policy rates by 0.25% in December. In addition to another 0.25% hike in March, the Fed signaled two more hikes in 2017, and may indeed begin balance sheet normalization later in the year. This fell largely within market expectations and thus far the reaction to monetary tightening has been orderly.

FUND REVIEW

Against this backdrop, the Fund and the Index experienced declines. The Fund’s allocation to agency debentures was its strongest contributor to performance, where security selection benefited. Also benefiting performance was the Fund’s exposure to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”).

The primary detractor from performance this reporting period was the Fund’s cost of hedging its agency mortgage exposure, which increased as a result of the period’s Treasury rate volatility.

STRATEGY & OUTLOOK

We believe that macroeconomic fundamentals should continue to remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption later in

3 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

the year. Likewise, we think the Fed may hike interest rates two more times and could begin a well-telegraphed tapering of its pay down and maturity reinvestment program later in 2017.

We remain neutral duration as near-term inflation risks appear to be fully priced into yields and the rise in risk premium is consistent with a relative sanguine economic outlook. Given the recent spread widening and the slowdown in interest-rate volatility, we have increased the Fund’s agency MBS exposure in less rate-sensitive areas of the market.

Within structured products, we continue to avoid student loan and more esoteric ABS. We continue to favor modest exposure to auto and to some extent, credit-card ABS. We continue to have a smaller overweight to CMBS.

Peter A. Strzalkowski, CFA Portfolio Manager

4 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations
Government Agency	41.8%
Non-Agency	13.0
U.S. Government Obligations	39.9
Asset-Backed Securities	5.2
Investment Company
Oppenheimer Institutional
Government Money Market
Fund	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017, and are based on the total market value of investments.

5 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	-0.57%	0.26%	0.74%	1.69%
Class B (OGSBX)	5/3/93	-0.97	-0.55	-0.04	1.23
Class C (OLTCX)	2/1/95	-0.97	-0.55	-0.06	0.90
Class I (OLTIX)	12/28/12	-0.41	0.57	0.86*	N/A
Class R (OLTNX)	3/1/01	-0.72	-0.27	0.41	1.39
Class Y (OLTYX)	1/26/98	-0.41	0.56	1.11	2.00

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	-2.80%	-2.00%	0.28%	1.46%
Class B (OGSBX)	5/3/93	-4.90	-4.49	-0.23	1.23
Class C (OLTCX)	2/1/95	-1.95	-1.53	-0.06	0.90
Class I (OLTIX)	12/28/12	-0.41	0.57	0.86*	N/A
Class R (OLTNX)	3/1/01	-0.72	-0.27	0.41	1.39
Class Y (OLTYX)	1/26/98	-0.41	0.56	1.11	2.00

*Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 3/31/17
Class A	1.70%
Class B	0.94
Class C	0.95
Class I	2.05
Class R	1.44
Class Y	2.04

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There

6 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 3/31/17 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government Bond Index and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index. The Bloomberg Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Actual	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During 6 Months Ended March 31, 2017
Class A	$ 1,000.00	$ 994.30	$ 3.99
Class B	1,000.00	990.30	7.97
Class C	1,000.00	990.30	7.97
Class I	1,000.00	995.90	2.39
Class R	1,000.00	992.80	5.48
Class Y	1,000.00	995.90	2.49

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.94	4.04
Class B	1,000.00	1,016.95	8.08
Class C	1,000.00	1,016.95	8.08
Class I	1,000.00	1,022.54	2.42
Class R	1,000.00	1,019.45	5.55
Class Y	1,000.00	1,022.44	2.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class I	0.48
Class R	1.10
Class Y	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Principal Amount	Value

Asset-Backed Securities—5.9%

American Credit Acceptance Receivables Trust, Series 2017-1, Cl. D, 3.54%, 3/13/23[1]	$2,757,000	$2,738,921

AmeriCredit Automobile Receivables Trust:
Series 2014-4, Cl. D, 3.07%, 11/9/20	830,000	839,626
Series 2015-3, Cl. D, 3.34%, 8/8/21	4,250,000	4,303,568
Series 2016-1, Cl. D, 3.59%, 2/8/22	4,000,000	4,092,779
Series 2017-1, Cl. D, 3.13%, 1/18/23	845,000	845,444

Capital Auto Receivables Asset Trust:
Series 2016-2, Cl. D, 3.16%, 11/20/23	505,000	508,048
Series 2016-3, Cl. D, 2.65%, 1/20/24	835,000	821,755

CarMax Auto Owner Trust:
Series 2016-3, Cl. D, 2.94%, 1/17/23	955,000	942,376
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,150,000	2,115,672
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,870,000	1,871,181

Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,445,000	1,450,355

Drive Auto Receivables Trust:
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	2,260,000	2,290,128
Series 2016-BA, Cl. D, 4.53%, 8/15/23[1]	3,000,000	3,076,599
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,340,000	1,367,593
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	1,690,000	1,716,917
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,790,000	1,797,848

DT Auto Owner Trust:
Series 2016-2A, Cl. C, 3.67%, 1/18/22[1]	3,015,000	3,057,738
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	535,000	536,847

Exeter Automobile Receivables Trust:
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	1,015,000	1,023,963
Series 2014-3A, Cl. C, 4.17%, 6/15/20[1]	3,100,000	3,154,199

First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,115,000	1,124,589

Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,825,000	3,025,315

Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1, Cl. B, 2.682%, 6/25/20[1,2]	560,000	560,247
Series 2015-1, Cl. D, 4.132%, 6/25/20[1,2]	220,000	220,152
Series 2016-1, Cl. D, 4.282%, 9/27/21[1,2]	625,000	625,948

Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	3,200,000	3,239,441
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,415,000	2,463,357
Series 2014-4, Cl. D, 3.10%, 11/16/20	1,675,000	1,705,718
Series 2015-1, Cl. D, 3.24%, 4/15/21	3,000,000	3,041,691
Series 2015-3, Cl. D, 3.49%, 5/17/21	3,065,000	3,123,007
Series 2016-2, Cl. D, 3.39%, 4/15/22	3,000,000	3,041,609
Series 2017-1, Cl. D, 3.17%, 4/17/23	2,430,000	2,436,769

SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%,
1/15/20[1]	1,245,000	1,247,907

Total Asset-Backed Securities (Cost $64,208,692)		64,407,307

10 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

Mortgage-Backed Obligations—62.0%

Government Agency—47.4%

FHLMC/FNMA/FHLB/Sponsored—45.8%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	$20,186	$20,703
5.50%, 4/1/18-1/1/24	2,572,913	2,725,682
6.00%, 5/1/18-10/1/29	1,457,798	1,653,844
6.50%, 4/1/18-4/1/34	1,003,145	1,118,400
6.50%, 8/1/31[3]	355,634	395,997
7.00%, 10/1/31-10/1/37	706,006	807,522
7.50%, 1/1/32-9/1/33	2,532,228	3,025,084
8.50%, 3/1/31	29,760	34,108
9.00%, 8/1/22-5/1/25	33,928	36,673

Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	9,626	9,751

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 99.999%, 2/1/28[4]	123,338	23,777
Series 205, Cl. IO, 37.37%, 9/1/29[4]	818,512	182,567
Series 206, Cl. IO, 99.999%, 12/15/29[4]	50,932	14,557
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	288,351	53,168

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	20,475,289	20,653,770

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.652%, 12/1/31[6]	178,031	150,734
Series 219, Cl. PO, 13.742%, 3/1/32[6]	514,658	433,121

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 1.562%, 6/15/21[2]	1,352	1,352
Series 151, Cl. F, 9.00%, 5/15/21	5,692	6,156
Series 1695, Cl. F, 1.986%, 3/15/24[2]	632,562	651,525
Series 2035, Cl. PC, 6.95%, 3/15/28	463,630	522,282
Series 2084, Cl. ZC, 6.50%, 8/15/28	244,450	271,741
Series 2116, Cl. ZA, 6.00%, 1/15/29	295,792	327,327
Series 2122, Cl. FD, 1.262%, 2/15/29[2]	362,716	362,379
Series 2132, Cl. FN, 1.684%, 3/15/29[2]	491,427	503,154
Series 2148, Cl. ZA, 6.00%, 4/15/29	477,914	534,453
Series 2195, Cl. LH, 6.50%, 10/15/29	843,278	939,156
Series 2220, Cl. PD, 8.00%, 3/15/30	142,734	168,999
Series 2281, Cl. Z, 6.50%, 2/15/31	1,097,365	1,214,258
Series 2319, Cl. BZ, 6.50%, 5/15/31	1,712,491	1,913,377
Series 2326, Cl. ZP, 6.50%, 6/15/31	414,898	461,725
Series 2344, Cl. FP, 1.862%, 8/15/31[2]	267,077	274,813
Series 2392, Cl. FB, 1.512%, 1/15/29[2]	79,291	80,609
Series 2396, Cl. FE, 1.512%, 12/15/31[2]	158,720	161,502
Series 2401, Cl. FA, 1.562%, 7/15/29[2]	107,530	109,397
Series 2427, Cl. ZM, 6.50%, 3/15/32	87,515	96,735
Series 2464, Cl. FI, 1.912%, 2/15/32[2]	157,714	161,668
Series 2470, Cl. LF, 1.912%, 2/15/32[2]	161,355	165,400
Series 2471, Cl. FD, 1.912%, 3/15/32[2]	225,949	231,680
Series 2481, Cl. AF, 1.462%, 3/15/32[2]	131,975	133,925
Series 2500, Cl. FD, 1.412%, 3/15/32[2]	241,447	242,878
Series 2504, Cl. FP, 1.412%, 3/15/32[2]	256,902	258,277

11 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2526, Cl. FE, 1.312%, 6/15/29[2]	$282,915	$283,246
Series 2530, Cl. FD, 1.412%, 2/15/32[2]	314,455	316,105
Series 2538, Cl. F, 1.512%, 12/15/32[2]	32,872	33,382
Series 2550, Cl. FI, 1.262%, 11/15/32[2]	88,935	89,336
Series 2551, Cl. FD, 1.312%, 1/15/33[2]	264,811	265,051
Series 2564, Cl. MP, 5.00%, 2/15/18	769,005	777,062
Series 2585, Cl. HJ, 4.50%, 3/15/18	389,796	398,954
Series 2627, Cl. KM, 4.50%, 6/15/18	151,473	155,033
Series 2630, Cl. MB, 4.50%, 6/15/18	192,605	197,131
Series 2635, Cl. AG, 3.50%, 5/15/32	1,714,263	1,765,760
Series 2668, Cl. AZ, 4.00%, 9/15/18	79,944	82,031
Series 2676, Cl. KY, 5.00%, 9/15/23	808,933	862,926
Series 2707, Cl. QE, 4.50%, 11/15/18	632,927	643,658
Series 2708, Cl. N, 4.00%, 11/15/18	463,655	475,765
Series 2764, Cl. OE, 4.50%, 3/15/19	875,677	890,234
Series 2770, Cl. TW, 4.50%, 3/15/19	2,190,844	2,249,107
Series 2843, Cl. BC, 5.00%, 8/15/19	252,014	257,555
Series 3010, Cl. WB, 4.50%, 7/15/20	1,166,774	1,196,822
Series 3025, Cl. SJ, 21.405%, 8/15/35[2]	79,952	118,210
Series 3134, Cl. FA, 1.212%, 3/15/36[2]	4,446,720	4,423,977
Series 3342, Cl. FT, 1.362%, 7/15/37[2]	795,222	798,698
Series 3645, Cl. EH, 3.00%, 12/15/20	1,968,028	1,992,112
Series 3659, Cl. DE, 2.00%, 3/15/19	532,253	533,282
Series 3740, Cl. NP, 2.00%, 1/15/37	2,486,213	2,494,267
Series 3741, Cl. PA, 2.15%, 2/15/35	1,973,762	1,982,476
Series 3804, Cl. WJ, 3.50%, 3/15/39	1,767,797	1,793,345
Series 3805, Cl. AK, 3.50%, 4/15/24	104,094	104,618
Series 3815, Cl. BD, 3.00%, 10/15/20	188,089	189,603
Series 3822, Cl. JA, 5.00%, 6/15/40	130,169	135,940
Series 3840, Cl. CA, 2.00%, 9/15/18	128,758	128,945
Series 3848, Cl. WL, 4.00%, 4/15/40	1,770,359	1,834,318
Series 3857, Cl. GL, 3.00%, 5/15/40	1,723,318	1,762,207
Series 3887, Cl. NC, 3.00%, 7/15/26	705,767	710,441
Series 3917, Cl. BA, 4.00%, 6/15/38	736,568	757,606
Series 3935, Cl. NA, 3.50%, 10/15/26	4,227,089	4,348,362
Series 4016, Cl. AB, 2.00%, 9/15/25	8,411,239	8,450,901
Series 4109, Cl. KD, 3.00%, 5/15/32	817,744	826,640
Series 4221, Cl. HJ, 1.50%, 7/15/23	8,928,701	8,879,235
Series 4350, Cl. CA, 2.00%, 10/15/19	1,061,953	1,066,478
Series 4446, Cl. PL, 2.50%, 7/15/38	3,959,768	3,972,255
Series 4459, Cl. ND, 5.50%, 4/15/25	2,216,673	2,244,075

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[4]	188,284	26,860
Series 2079, Cl. S, 99.999%, 7/17/28[4]	331,168	52,399
Series 2493, Cl. S, 14.79%, 9/15/29[4]	217,187	48,017
Series 2526, Cl. SE, 46.704%, 6/15/29[4]	390,882	76,940

12 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2795, Cl. SH, 99.999%, 3/15/24[4]	$2,635,918	$241,472
Series 2796, Cl. SD, 94.623%, 7/15/26[4]	97,489	14,023
Series 2920, Cl. S, 23.341%, 1/15/35[4]	2,287,435	340,724
Series 2922, Cl. SE, 23.715%, 2/15/35[4]	402,245	63,010
Series 2981, Cl. AS, 10.329%, 5/15/35[4]	802,375	124,733
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	49,861	9,049
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	93,802	10,269
Series 3450, Cl. BI, 19.937%, 5/15/38[4]	2,499,008	340,744
Series 3606, Cl. SN, 24.819%, 12/15/39[4]	693,072	103,692

Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 1.412%, 5/15/36[2]	2,194,060	2,199,859

Federal National Mortgage Assn.:
3.00%, 4/1/32[3]	106,970,000	109,669,316
4.00%, 4/1/47[3]	47,985,000	50,335,513
4.50%, 4/1/47[3]	10,670,000	11,443,158

Federal National Mortgage Assn. Pool:
3.50%, 8/1/40	1,281,944	1,319,541
4.50%, 9/1/18-1/1/27	9,060,494	9,317,496
4.88%, 9/1/19	3,582,304	3,801,998
5.00%, 2/1/18-3/1/25	20,550,608	21,298,084
5.50%, 9/1/19-9/1/25	44,721,715	47,197,330
6.00%, 6/1/17-2/1/40	34,133,639	36,693,292
6.50%, 6/1/17-1/1/34	5,719,433	6,518,143
7.00%, 11/1/17-2/1/36	4,734,528	5,482,110
7.50%, 2/1/27-8/1/33	6,296,789	7,443,922
8.00%, 6/1/17	1	1
8.50%, 7/1/32	45,365	49,177
9.00%, 8/1/19	1,759	1,842
9.50%, 11/1/21	605	639
11.00%, 5/20/19-7/20/19	906	918

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[4]	506,997	82,910
Series 254, Cl. 2, 99.999%, 1/25/24[4]	681,448	121,077
Series 294, Cl. 2, 99.999%, 2/25/28[4]	871,362	214,660
Series 301, Cl. 2, 8.55%, 4/25/29[4]	327,449	79,841
Series 321, Cl. 2, 15.637%, 4/25/32[4]	1,943,272	446,246
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	671,090	158,455
Series 331, Cl. 10, 26.212%, 2/25/33[4]	1,012,360	203,478
Series 331, Cl. 4, 7.491%, 2/25/33[4]	709,548	135,914
Series 331, Cl. 5, 28.272%, 2/25/33[4]	1,126,867	215,525
Series 331, Cl. 6, 13.193%, 2/25/33[4]	1,098,106	236,699
Series 334, Cl. 10, 2.27%, 2/25/33[4]	435,244	79,237
Series 339, Cl. 15, 3.101%, 10/25/33[4]	375,301	81,220
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	717,657	143,814
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	740,112	150,997
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	531,381	107,366
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	258,777	58,392

13 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	$779,534	$160,094
Series 364, Cl. 15, 0.00%, 9/25/35[4,5]	405,011	85,684

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.35%, 9/25/32[6]	143,186	121,284

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	2,822	2,882
Series 1991-109, Cl. Z, 8.50%, 9/25/21	7,159	7,755
Series 1997-16, Cl. PD, 7.00%, 3/18/27	686,012	766,499
Series 1998-59, Cl. Z, 6.50%, 10/25/28	78,193	86,975
Series 1999-54, Cl. LH, 6.50%, 11/25/29	404,130	463,292
Series 2001-69, Cl. PF, 1.982%, 12/25/31[2]	391,740	398,691
Series 2002-29, Cl. F, 1.982%, 4/25/32[2]	175,360	179,884
Series 2002-39, Cl. FD, 1.978%, 3/18/32[2]	378,647	391,247
Series 2002-52, Cl. FD, 1.482%, 9/25/32[2]	315,664	317,441
Series 2002-53, Cl. FY, 1.482%, 8/25/32[2]	213,750	214,393
Series 2002-64, Cl. FJ, 1.982%, 4/25/32[2]	54,043	55,437
Series 2002-65, Cl. FB, 1.982%, 7/25/32[2]	326,001	334,282
Series 2002-68, Cl. FH, 1.478%, 10/18/32[2]	109,473	109,999
Series 2002-77, Cl. TF, 1.978%, 12/18/32[2]	655,968	672,309
Series 2002-82, Cl. FE, 1.982%, 12/25/32[2]	296,978	304,688
Series 2002-90, Cl. FJ, 1.482%, 9/25/32[2]	118,476	118,972
Series 2002-90, Cl. FM, 1.482%, 9/25/32[2]	113,920	114,396
Series 2003-100, Cl. PA, 5.00%, 10/25/18	1,411,379	1,434,902
Series 2003-112, Cl. AN, 4.00%, 11/25/18	303,276	306,782
Series 2003-116, Cl. FA, 1.382%, 11/25/33[2]	197,235	197,436
Series 2003-119, Cl. FK, 1.482%, 5/25/18[2]	253,057	253,375
Series 2003-130, Cl. CS, 12.137%, 12/25/33[2]	310,533	342,557
Series 2003-21, Cl. FK, 1.382%, 3/25/33[2]	17,904	17,928
Series 2003-26, Cl. XF, 1.432%, 3/25/23[2]	365,332	366,021
Series 2003-44, Cl. CB, 4.25%, 3/25/33	42,615	42,795
Series 2003-84, Cl. GE, 4.50%, 9/25/18	299,807	304,332
Series 2004-101, Cl. BG, 5.00%, 1/25/20	755	754
Series 2004-25, Cl. PC, 5.50%, 1/25/34	316,029	324,279
Series 2004-72, Cl. FB, 1.482%, 9/25/34[2]	1,803,693	1,811,883
Series 2005-109, Cl. AH, 5.50%, 12/25/25	3,464,077	3,694,575
Series 2005-45, Cl. XA, 1.322%, 6/25/35[2]	2,595,171	2,589,147
Series 2005-67, Cl. BF, 1.332%, 8/25/35[2]	1,051,136	1,050,102
Series 2005-85, Cl. FA, 1.332%, 10/25/35[2]	2,199,388	2,194,838
Series 2006-11, Cl. PS, 20.967%, 3/25/36[2]	340,582	498,260
Series 2006-46, Cl. SW, 20.60%, 6/25/36[2]	310,767	414,471
Series 2006-50, Cl. KS, 20.601%, 6/25/36[2]	237,808	342,504
Series 2006-50, Cl. SK, 20.601%, 6/25/36[2]	89,758	123,772
Series 2007-113, Cl. DB, 4.50%, 12/25/22	4,963,136	5,107,952
Series 2007-79, Cl. FA, 1.432%, 8/25/37[2]	569,880	570,466
Series 2008-14, Cl. BA, 4.25%, 3/25/23	390,058	396,372
Series 2008-15, Cl. JN, 4.50%, 2/25/23	2,041,192	2,087,837
Series 2008-24, Cl. DY, 5.00%, 4/25/23	214,315	220,131
Series 2008-75, Cl. DB, 4.50%, 9/25/23	853,781	866,600

14 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2008-77, Cl. EB, 4.50%, 9/25/23	$1,175,205	$1,210,402
Series 2009-113, Cl. DB, 3.00%, 12/25/20	3,272,399	3,302,866
Series 2009-114, Cl. AC, 2.50%, 12/25/23	60,125	60,128
Series 2009-36, Cl. FA, 1.922%, 6/25/37[2]	3,268,818	3,342,403
Series 2009-37, Cl. HA, 4.00%, 4/25/19	1,949,744	1,967,900
Series 2009-70, Cl. NL, 3.00%, 8/25/19	1,741,641	1,754,015
Series 2009-70, Cl. NT, 4.00%, 8/25/19	293,280	296,792
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,187,904	1,198,708
Series 2010-43, Cl. KG, 3.00%, 1/25/21	426,379	431,531
Series 2010-99, Cl. DP, 3.00%, 8/25/39	4,211,429	4,281,610
Series 2011-104, Cl. MA, 2.50%, 10/25/26	478,835	484,032
Series 2011-122, Cl. EC, 1.50%, 1/25/20	2,016,479	2,013,485
Series 2011-15, Cl. DA, 4.00%, 3/25/41	1,345,469	1,387,337
Series 2011-3, Cl. EL, 3.00%, 5/25/20	5,010,636	5,054,449
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,886,496	2,028,816
Series 2011-38, Cl. AH, 2.75%, 5/25/20	132,282	133,081
Series 2011-44, Cl. EA, 3.00%, 6/25/24	364,018	369,240
Series 2011-45, Cl. NG, 3.00%, 3/25/25	329,224	335,173
Series 2011-45, Cl. TE, 3.00%, 3/25/25	647,086	659,401
Series 2011-58, Cl. AC, 2.50%, 6/25/24	1,411,582	1,424,083
Series 2011-6, Cl. BA, 2.75%, 6/25/20	605,789	611,473
Series 2011-69, Cl. EA, 3.00%, 11/25/29	282,315	282,872
Series 2011-82, Cl. AD, 4.00%, 8/25/26	1,257,692	1,278,959
Series 2011-88, Cl. AB, 2.50%, 9/25/26	300,626	302,061
Series 2011-90, Cl. AL, 3.50%, 9/25/23	1,348,593	1,385,426
Series 2012-20, Cl. FD, 1.382%, 3/25/42[2]	552,276	549,807
Series 2013-100, Cl. CA, 4.00%, 3/25/39	10,971,309	11,437,160
Series 2013-22, Cl. JA, 3.50%, 3/25/43	1,702,743	1,734,910

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-
Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 36.451%, 12/18/31[4]	285,923	56,077
Series 2001-68, Cl. SC, 21.522%, 11/25/31[4]	254,995	51,250
Series 2001-81, Cl. S, 9.296%, 1/25/32[4]	199,420	54,018
Series 2002-28, Cl. SA, 5.561%, 4/25/32[4]	186,508	36,386
Series 2002-38, Cl. SO, 12.207%, 4/25/32[4]	342,475	61,832
Series 2002-39, Cl. SD, 33.111%, 3/18/32[4]	367,488	69,201
Series 2002-48, Cl. S, 11.167%, 7/25/32[4]	302,061	62,513
Series 2002-52, Cl. SD, 36.254%, 9/25/32[4]	315,664	61,122
Series 2002-52, Cl. SL, 6.585%, 9/25/32[4]	194,756	39,300
Series 2002-53, Cl. SK, 35.501%, 4/25/32[4]	214,421	42,267
Series 2002-56, Cl. SN, 10.851%, 7/25/32[4]	410,250	84,904
Series 2002-60, Cl. SM, 0.00%, 8/25/32[4,5]	514,059	85,836
Series 2002-77, Cl. IS, 31.831%, 12/18/32[4]	490,205	91,223
Series 2002-77, Cl. SH, 14.121%, 12/18/32[4]	265,028	54,113
Series 2002-9, Cl. MS, 7.374%, 3/25/32[4]	307,043	61,077
Series 2003-33, Cl. IA, 4.284%, 5/25/33[4]	60,806	15,480
Series 2003-33, Cl. SP, 11.196%, 5/25/33[4]	670,799	132,052

15 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-38, Cl. SA, 99.999%, 3/25/23[4]	$22,188	$112
Series 2003-4, Cl. S, 4.974%, 2/25/33[4]	369,030	81,038
Series 2005-12, Cl. SC, 31.631%, 3/25/35[4]	187,242	30,096
Series 2005-14, Cl. SE, 27.416%, 3/25/35[4]	2,919,606	469,480
Series 2005-40, Cl. SA, 39.435%, 5/25/35[4]	1,183,658	183,345
Series 2005-52, Cl. JH, 47.849%, 5/25/35[4]	624,401	91,315
Series 2005-63, Cl. SA, 8.297%, 10/25/31[4]	994,350	176,305
Series 2005-63, Cl. X, 36.444%, 10/25/31[4]	11,771	336
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	15,226	1,681
Series 2009-8, Cl. BS, 17.782%, 2/25/24[4]	62,286	2,195
Series 2009-85, Cl. IO, 0.00%, 10/25/24[4,5]	176,942	2,361
Series 2011-96, Cl. SA, 13.195%, 10/25/41[4]	427,152	69,931
Series 2012-134, Cl. SA, 8.268%, 12/25/42[4]	1,505,152	287,715
Series 2012-40, Cl. PI, 5.085%, 4/25/41[4]	241,813	32,215
Series 2013-2, Cl. IA, 8.418%, 2/25/43[4]	1,120,581	218,898

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 0.00%, 10/15/29[4,5]	14,731,108	74,766
Series 2001-3, Cl. IO, 0.158%, 10/15/31[4]	6,788,443	28,242
Series 2002-2, Cl. IO, 9.148%, 1/15/32[4]	17,547,786	40,860
Series 2002-3, Cl. IO, 0.00%, 8/15/32[4,5]	23,708,763	155,164
Series 2003-1, Cl. IO, 7.628%, 11/15/32[4]	35,741,836	201,312

		501,351,890

GNMA/Guaranteed—1.4%

Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	38,922	44,151
7.00%, 1/15/28-9/15/29	310,852	341,541
7.50%, 6/15/28-8/15/28	344,731	354,533
8.00%, 9/15/28	6,878	6,902
8.50%, 8/15/17-12/15/17	1,274	1,276
9.50%, 9/15/17	181	182
10.50%, 12/15/17-1/15/21	6,894	6,925

Government National Mortgage Assn. II Pool:
4.00%, 4/1/47[3]	8,405,000	8,878,438
7.00%, 1/20/30	30,758	36,515
11.00%, 10/20/19	6,412	6,444

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SG, 32.283%, 10/16/29[4]	157,538	31,350
Series 2011-52, Cl. HS, 31.909%, 4/16/41[4]	3,708,906	579,094

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2003-92, Cl. CA, 4.771%, 7/17/33	1,161,631	1,227,199
Series 2009-66, Cl. CD, 2.50%, 8/16/39	41,245	41,574
Series 2010-55, Cl. QN, 3.00%, 10/20/37	685,069	686,560
Series 2014-167, Cl. WF, 1.234%, 7/20/44[2]	2,714,826	2,713,340

		14,956,024

16 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

Other Agency—0.2%

Federal Home Loan Bank, Series 00-1372, Cl. 1, 4.75%, 5/18/18	$2,698,754	$2,787,301

Non-Agency—14.6%

Commercial—13.5%

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[1,2]	672,611	673,267
Series 2012-RR2, Cl. 6A3, 3.226%, 9/26/35[1,2]	558,104	557,893
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	2,239,692	2,110,456

COMM Mortgage Trust, Series 2013-CR7, Cl. D, 4.354%, 3/10/46[1,2]	2,025,000	1,780,666

Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K010, Cl. A1, 3.32%, 7/25/20	7,045,958	7,109,387
Series K035, Cl. A1, 2.615%, 3/25/23	7,404,909	7,501,626
Series K040, Cl. A1, 2.768%, 4/25/24	13,660,155	13,856,159
Series K041, Cl. A1, 2.72%, 8/25/24	10,940,509	11,073,952
Series K042, Cl. A1, 2.267%, 6/25/24	5,632,795	5,610,923
Series K043, Cl. A1, 2.532%, 10/25/23	7,240,610	7,311,772
Series K044, Cl. A1, 2.321%, 3/25/24	14,157,007	14,131,040
Series K045, Cl. A1, 2.493%, 11/25/24	11,286,931	11,338,128
Series K046, Cl. A1, 2.697%, 1/25/25	9,655,672	9,782,882
Series K047, Cl. A1, 2.827%, 12/25/24	11,573,969	11,790,537
Series K048, Cl. A1, 2.689%, 12/25/24	9,540,791	9,666,405
Series K053, Cl. A1, 2.548%, 2/25/25	2,732,113	2,750,903
Series K701, Cl. A2, 3.882%, 11/25/17[2]	4,402,500	4,438,001

Federal National Mortgage Assn., Alternative Credit Enhancement
Securities, Series 2016-M5, Cl. A1, 2.073%, 4/25/26	1,322,376	1,287,539

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.619%, 11/25/45[1,2]	805,000	790,208
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,2]	550,000	535,774
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	850,000	820,440
Series 2014-K36, Cl. C, 4.36%, 12/25/46[1,2]	3,250,000	3,199,265
Series 2014-K38, Cl. C, 4.636%, 6/25/47[1,2]	5,250,000	5,235,507
Series 2014-K714, Cl. C, 3.849%, 1/25/47[1,2]	2,500,000	2,531,628
Series 2014-K715, Cl. C, 4.127%, 2/25/46[1,2]	2,205,000	2,246,391

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.064%, 4/21/34[2]	596,960	606,823

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Cl. D, 4.37%, 8/15/46[1,2]	1,700,000	1,437,920

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.662%, 11/26/36[1,2]	2,916,329	2,891,098

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.897%, 6/26/46[1,2]	1,342,168	1,339,936

NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 1.208%, 12/7/20[2]	3,475,060	3,479,404

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.24%, 8/25/34[2]	766,978	766,823

		148,652,753

Residential—1.1%

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 3.26%, 3/25/35[2]	1,533,248	1,546,639

17 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Residential (Continued)

Citigroup Mortgage Loan Trust, Inc.:
Series 2012-8, Cl. 1A1, 3.113%, 10/25/35[1,2]	$1,734,894	$1,736,067
Series 2014-8, Cl. 1A1, 1.268%, 7/20/36[1,2]	3,182,382	3,110,536

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.217%, 7/25/35[2]	875,579	864,663

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 3.046%, 12/25/34[2]	668,977	669,112

RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	89,489	75,495
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,274,009	1,128,646

Structured Agency Credit Risk Debt Nts., Series 2016-HQA1, Cl. M1, 2.732%, 9/25/28[2]	2,259,552	2,274,049

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.839%, 10/25/33[2]	646,273	660,217

		12,065,424

Total Mortgage-Backed Obligations (Cost $674,349,152)		679,813,392

U.S. Government Obligations—45.2%

Federal Home Loan Mortgage Corp. Nts., 1.50%, 1/17/20	192,400,000	192,150,650

Federal National Mortgage Assn. Nts.:
1.50%, 2/28/20	80,198,000	80,062,545
1.875%, 9/24/26	4,158,000	3,869,676
2.00%, 1/5/22	100,000,000	100,112,400

United States Treasury Nts.:
1.375%, 3/31/20	10,650,000	10,604,237
1.625%, 4/30/19[7]	62,411,000	62,844,944
1.75%, 10/31/20[8]	39,215,000	39,307,665
2.25%, 11/30/17	6,000,000	6,049,452

Total U.S. Government Obligations (Cost $495,705,344)		495,001,569

	Shares

Investment Company—0.1%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[9,10] (Cost $1,000,000)	1,000,000	1,000,000

Total Investments, at Value (Cost $1,235,263,188)	113.2%	1,240,222,268

Net Other Assets (Liabilities)	(13.2)	(144,499,239)

Net Assets	100.0%	$1,095,723,029

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $65,715,116 or 6.00% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

18 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments (Continued)

These securities amount to $8,304,072 or 0.76% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $705,139 or 0.06% of the Fund’s net assets at period end.

7. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,770,531. See Note 6 of the accompanying Notes.

9. Rate shown is the 7-day yield at period end.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017

Oppenheimer Institutional
Government Money Market Fund, Cl. E	—	1,000,000	—	1,000,000

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. E			$1,000,000	$1,396

Futures Contracts as of March 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	6/21/17	91	$13,726,781	$10,240
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/17	795	99,027,188	10,645
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/17	1,534	332,039,095	(192,366)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/17	34	7,359,406	64
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/17	461	54,271,946	(12,531)
United States Ultra Bonds	CBT	Buy	6/21/17	4	642,500	1,891

						$(182,057)

Glossary:

Exchange Abbreviations

CBT                        Chicago Board of Trade

See accompanying Notes to Financial Statements.

19 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,234,263,188)	$1,239,222,268
Affiliated companies (cost $1,000,000)	1,000,000

1,240,222,268

Cash	33,363,943

Receivables and other assets:
Interest, dividends and principal paydowns	3,618,913
Investments sold on a when-issued or delayed delivery basis	1,457,148
Shares of beneficial interest sold	1,115,440
Variation margin receivable	29,307
Other	206,672

Total assets	1,280,013,691

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	181,542,007
Shares of beneficial interest redeemed	2,000,186
Variation margin payable	382,970
Distribution and service plan fees	142,460
Trustees’ compensation	123,075
Dividends	45,595
Shareholder communications	3,585
Other	50,784

Total liabilities	184,290,662

Net Assets	$1,095,723,029

Composition of Net Assets
Par value of shares of beneficial interest	$248,065

Additional paid-in capital	1,219,906,908

Accumulated net investment income	3,879,042

Accumulated net realized loss on investments and foreign currency transactions	(133,088,009)

Net unrealized appreciation on investments	4,777,023

Net Assets	$1,095,723,029

20 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $489,800,564 and 110,850,121 shares of beneficial interest outstanding)	$4.42

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.52

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,186,470 and 721,287 shares of beneficial interest outstanding)	$4.42

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $145,109,355 and 32,907,687 shares of beneficial interest outstanding)	$4.41

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $361,282,377 and 81,805,944 shares of beneficial interest outstanding)	$4.42

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,372,679 and 6,200,614 shares of beneficial interest outstanding)	$4.41

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $68,971,584 and 15,578,901 shares of beneficial interest outstanding)	$4.43

See accompanying Notes to Financial Statements.

21 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2017 Unaudited

Investment Income
Interest	$10,370,400

Fee income on when-issued securities	1,408,668

Dividends from affiliated companies	1,396

Total investment income	11,780,464

Expenses
Management fees	2,364,551

Distribution and service plan fees:
Class A	619,605
Class B	20,774
Class C	790,529
Class R	70,675

Transfer and shareholder servicing agent fees:
Class A	567,473
Class B	4,579
Class C	174,410
Class I	54,285
Class R	31,871
Class Y	58,947

Shareholder communications:
Class A	12,999
Class B	195
Class C	3,518
Class I	4
Class R	559
Class Y	745

Trustees’ compensation	31,131

Borrowing fees	10,391

Custodian fees and expenses	3,623

Other	128,863

Total expenses	4,949,727
Less waivers and reimbursements of expenses	(411,630)

Net expenses	4,538,097

Net Investment Income	7,242,367

22 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (including premiums on options exercised)	$(11,378,401)
Closing and expiration of futures contracts	8,507,031
Foreign currency transactions	7,242

Net realized loss	(2,864,128)

Net change in unrealized appreciation/depreciation on:
Investment transactions	(10,666,246)
Futures contracts	(124,127)
Option contracts written	(40,619)

Net change in unrealized appreciation/depreciation	(10,830,992)

Net Decrease in Net Assets Resulting from Operations	$(6,452,753)

See accompanying Notes to Financial Statements.

23 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$7,242,367	$14,956,708

Net realized loss	(2,864,128)	(366,535)

Net change in unrealized appreciation/depreciation	(10,830,992)	(3,519,293)

Net increase (decrease) in net assets resulting from operations	(6,452,753)	11,070,880

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,179,343)	(8,971,873)
Class B	(25,775)	(67,887)
Class C	(961,324)	(1,447,860)
Class I	(4,215,420)	(6,964,221)
Class R	(245,420)	(401,817)
Class Y	(613,237)	(1,096,858)

	(11,240,519)	(18,950,516)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(47,807,648)	(14,299,790)
Class B	(2,161,373)	(5,230,551)
Class C	(23,217,709)	(5,145,435)
Class I	2,934,927	7,367,661
Class R	(3,701,199)	1,505,354
Class Y	17,856,918	4,193,888

	(56,096,084)	(11,608,873)

Net Assets
Total decrease	(73,789,356)	(19,488,509)

Beginning of period	1,169,512,385	1,189,000,894

End of period (including accumulated net investment income of $3,879,042 and $7,877,194, respectively)	$1,095,723,029	$1,169,512,385

See accompanying Notes to Financial Statements.

24 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.49	$4.52	$4.55	$4.59	$4.71	$4.67

Income (loss) from investment operations:
Net investment income[3]	0.03	0.06	0.06	0.07	0.07	0.10
Net realized and unrealized gain (loss)	(0.06)	(0.02)	(0.00)[4]	(0.02)	(0.10)	0.04

Total from investment operations	(0.03)	0.04	0.06	0.05	(0.03)	0.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.07)	(0.09)	(0.09)	(0.09)	(0.10)

Net asset value, end of period	$4.42	$4.49	$4.52	$4.55	$4.59	$4.71

Total Return, at Net Asset Value[5]	(0.57)%	0.96%	1.26%	1.04%	(0.63)%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$489,801	$545,793	$563,832	$596,274	$703,706	$835,353

Average net assets (in thousands)	$516,795	$556,423	$576,463	$646,216	$771,385	$856,033

Ratios to average net assets:[6]
Net investment income	1.30%	1.28%	1.42%	1.41%	1.43%	2.01%
Expenses excluding specific expenses listed below	0.92%	0.92%	0.91%	0.91%	0.87%	0.86%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses	0.92%[8]	0.92%	0.91%	0.91%	0.87%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate[9]	76%	211%	155%	229%	154%	152%

25 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.92%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2017	$1,383,053,358	$1,391,244,478
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917

See accompanying Notes to Financial Statements.

26 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.49	$4.52	$4.55	$4.59	$4.71	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.01	0.02	0.03	0.03	0.03	0.06
Net realized and unrealized gain (loss)	(0.05)	(0.01)	(0.01)	(0.02)	(0.09)	0.04

Total from investment operations	(0.04)	0.01	0.02	0.01	(0.06)	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.04)	(0.05)	(0.05)	(0.06)	(0.05)

Net asset value, end of period	$4.42	$4.49	$4.52	$4.55	$4.59	$4.71

Total Return, at Net Asset Value[4]	(0.97)%	0.15%	0.57%	0.24%	(1.41)%	2.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,186	$5,420	$10,722	$16,385	$27,893	$43,860

Average net assets (in thousands)	$4,157	$7,558	$12,904	$21,830	$35,494	$49,094

Ratios to average net assets:[5]
Net investment income	0.49%	0.49%	0.61%	0.62%	0.65%	1.22%
Expenses excluding specific expenses listed below	1.69%	1.69%	1.68%	1.67%	1.81%	1.83%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses	1.69%[7]	1.69%	1.68%	1.67%	1.81%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.61%	1.60%	1.60%	1.60%	1.60%

Portfolio turnover rate[8]	76%	211%	155%	229%	154%	152%

27 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.69%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2017	$1,383,053,358	$1,391,244,478
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917

See accompanying Notes to Financial Statements.

28 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.48	$4.51	$4.54	$4.58	$4.70	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.01	0.02	0.03	0.03	0.03	0.05
Net realized and unrealized gain (loss)	(0.05)	(0.01)	(0.01)	(0.02)	(0.10)	0.05

Total from investment operations	(0.04)	0.01	0.02	0.01	(0.07)	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.04)	(0.05)	(0.05)	(0.05)	(0.06)

Net asset value, end of period	$4.41	$4.48	$4.51	$4.54	$4.58	$4.70

Total Return, at Net Asset Value[4]	(0.97)%	0.15%	0.46%	0.24%	(1.42)%	2.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,109	$170,883	$177,216	$190,398	$233,776	$290,157

Average net assets (in thousands)	$158,784	$177,471	$181,572	$208,333	$265,441	$306,251

Ratios to average net assets:[5]
Net investment income	0.49%	0.48%	0.62%	0.61%	0.64%	1.22%
Expenses excluding specific expenses listed below	1.68%	1.67%	1.66%	1.66%	1.61%	1.59%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses	1.68%[7]	1.67%	1.66%	1.66%	1.61%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.59%[8]

Portfolio turnover rate[9]	76%	211%	155%	229%	154%	152%

29 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.68%

8. Waiver was less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2017	$1,383,053,358	$1,391,244,478
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917

See accompanying Notes to Financial Statements.

30 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class I	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Period Ended September 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.49	$4.52	$4.55	$4.59	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.04	0.07	0.08	0.08	0.05
Net realized and unrealized loss	(0.06)	(0.01)	(0.01)	(0.02)	(0.06)

Total from investment operations	(0.02)	0.06	0.07	0.06	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.09)	(0.10)	(0.10)	(0.06)

Net asset value, end of period	$4.42	$4.49	$4.52	$4.55	$4.59

Total Return, at Net Asset Value[4]	(0.41)%	1.28%	1.71%	1.38%	(0.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361,282	$363,973	$358,985	$445,363	$229,314

Average net assets (in thousands)	$362,874	$360,944	$447,250	$391,818	$78,761

Ratios to average net assets:[5]
Net investment income	1.62%	1.59%	1.75%	1.73%	1.48%
Expenses excluding specific expenses listed below	0.48%	0.48%	0.47%	0.47%	0.46%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.48%[7]	0.48%	0.47%	0.47%	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%[8]	0.48%	0.47%	0.47%	0.46%

Portfolio turnover rate[9]	76%	211%	155%	229%	154%

31 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.48%

8. Waiver was less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2017	$1,383,053,358	$1,391,244,478
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Period Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

32 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class R	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.48	$4.51	$4.55	$4.59	$4.71	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.02	0.04	0.05	0.05	0.05	0.08
Net realized and unrealized gain (loss)	(0.05)	(0.01)	(0.01)	(0.01)	(0.09)	0.05

Total from investment operations	(0.03)	0.03	0.04	0.04	(0.04)	0.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.06)	(0.08)	(0.08)	(0.08)	(0.08)

Net asset value, end of period	$4.41	$4.48	$4.51	$4.55	$4.59	$4.71

Total Return, at Net Asset Value[4]	(0.72)%	0.65%	0.85%	0.74%	(0.92)%	2.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,373	$31,529	$30,218	$33,413	$39,598	$43,962

Average net assets (in thousands)	$29,018	$30,885	$31,657	$36,387	$42,032	$44,441

Ratios to average net assets:[5]
Net investment income	0.99%	0.97%	1.12%	1.11%	1.13%	1.71%
Expenses excluding specific expenses listed below	1.16%	1.17%	1.16%	1.15%	1.17%	1.17%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses	1.16%[7]	1.17%	1.16%	1.15%	1.17%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%

Portfolio turnover rate[8]	76%	211%	155%	229%	154%	152%

33 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.16%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2017	$1,383,053,358	$1,391,244,478
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917

See accompanying Notes to Financial Statements.

34 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.50	$4.53	$4.56	$4.58	$4.71	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.04	0.07	0.08	0.08	0.08	0.11
Net realized and unrealized gain (loss)	(0.06)	(0.01)	(0.01)	0.00[4]	(0.10)	0.04

Total from investment operations	(0.02)	0.06	0.07	0.08	(0.02)	0.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.09)	(0.10)	(0.10)	(0.11)	(0.10)

Net asset value, end of period	$4.43	$4.50	$4.53	$4.56	$4.58	$4.71

Total Return, at Net Asset Value[5]	(0.41)%	1.26%	1.57%	1.78%	(0.44)%	3.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,972	$51,914	$48,028	$35,442	$192,989	$532,594

Average net assets (in thousands)	$53,846	$57,294	$40,668	$60,953	$393,408	$512,755

Ratios to average net assets:[6]
Net investment income	1.61%	1.58%	1.72%	1.77%	1.76%	2.30%
Expenses excluding specific expenses listed below	0.68%	0.68%	0.66%	0.66%	0.54%	0.51%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses	0.68%[8]	0.68%	0.66%	0.66%	0.54%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%

Portfolio turnover rate[9]	76%	211%	155%	229%	154%	152%

35 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.68%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2017	$1,383,053,358	$1,391,244,478
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917

See accompanying Notes to Financial Statements.

36 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of

37 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account

38 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $1,201,727 which were deferred. Details of the fiscal year ended September 30, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$21,325,466
2018	73,585,342
No expiration	34,292,604

Total	$129,203,412

At period end, it is estimated that the capital loss carryforwards would be $94,910,808 expiring by 2018 and $37,156,732, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal

39 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,235,263,188
Federal tax cost of other investments	(463,427,485)

Total federal tax cost	$771,835,703

Gross unrealized appreciation	$10,944,690
Gross unrealized depreciation	(6,167,667)

Net unrealized appreciation	$4,777,023

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

40 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

41 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

    NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the

Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

42 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$64,407,307	$—	$64,407,307
Mortgage-Backed Obligations	—	679,813,392	—	679,813,392
U.S. Government Obligations	—	495,001,569	—	495,001,569
Investment Company	1,000,000	—	—	1,000,000

Total Investments, at Value	1,000,000	1,239,222,268	—	1,240,222,268
Other Financial Instruments:
Futures contracts	22,840	—	—	22,840

Total Assets	$1,022,840	$1,239,222,268	$—	$1,240,245,108

Liabilities Table
Other Financial Instruments:
Futures contracts	$(204,897)	$—	$—	$(204,897)

Total Liabilities	$(204,897)	$—	$—	$(204,897)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

43 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

44 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$181,542,007
Sold securities	1,457,148

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $114,000 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $96,667 of collateral to the counterparty for forward roll transactions.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

45 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the

46 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $10,202,440 and $291,031,169 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

47 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $64,009 on purchased put options

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $28,526 on written put options.

At period end, the Fund had no purchased or written options outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Written option activity for the reporting period was as follows:

48 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2016	32,040,000	$240,300
Options exercised	(32,040,000)	(240,300)

Options outstanding as of March 31, 2017	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally

49 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

50 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Interest rate contracts Variation margin receivable		$29,307	*	Variation margin payable	$382,970	*

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (including premiums on options exercised)*	Closing and expiration of futures contracts	Total
Interest rate contracts	$101,354	$8.507,031	$8,608,385

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions*	Option contracts written	Futures contracts	Total
Interest rate contracts	$112,637	$(40,619)	$(124,127)	$(52,109)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	7,404,211	$32,874,540	24,235,662	$108,709,662
Dividends and/or distributions reinvested	1,091,316	4,832,382	1,875,728	8,400,360
Redeemed	(19,274,520)	(85,514,570)	(29,287,917)	(131,409,812)

Net decrease	(10,778,993)	$(47,807,648)	(3,176,527)	$(14,299,790)

51 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class B
Sold	35,808	$158,679	233,969	$1,049,951
Dividends and/or distributions reinvested	5,650	24,997	14,767	66,045
Redeemed	(528,201)	(2,345,049)	(1,414,933)	(6,346,547)

Net decrease	(486,743)	$(2,161,373)	(1,166,197)	$(5,230,551)

Class C
Sold	1,871,996	$8,308,253	8,168,453	$36,556,950
Dividends and/or distributions reinvested	202,058	891,920	302,202	1,349,364
Redeemed	(7,325,058)	(32,417,882)	(9,619,209)	(43,051,749)

Net decrease	(5,251,004)	$(23,217,709)	(1,148,554)	$(5,145,435)

Class I
Sold	5,458,547	$24,241,643	10,369,126	$46,508,181
Dividends and/or distributions reinvested	951,851	4,215,311	1,554,983	6,964,031
Redeemed	(5,756,724)	(25,522,027)	(10,274,266)	(46,104,551)

Net increase	653,674	$2,934,927	1,649,843	$7,367,661

Class R
Sold	840,807	$3,724,213	2,220,429	$9,948,798
Dividends and/or distributions reinvested	51,208	226,659	83,772	374,932
Redeemed	(1,724,038)	(7,652,071)	(1,966,859)	(8,818,376)

Net increase (decrease)	(832,023)	$(3,701,199)	337,342	$1,505,354

Class Y
Sold	7,958,774	$35,310,851	12,213,341	$54,859,078
Dividends and/or distributions reinvested	125,998	559,208	182,791	820,530
Redeemed	(4,051,820)	(18,013,141)	(11,458,637)	(51,485,720)

Net increase	4,032,952	$17,856,918	937,495	$4,193,888

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$834,631,173	$906,196,070
U.S. government and government agency obligations	811,357,540	790,341,290
To Be Announced (TBA) mortgage-related securities	1,383,053,358	1,391,244,478

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in

52 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

9. Fees and Other Transactions with Affiliates (Continued)

the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

53 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2017	$25,209	$1,421	$1,078	$3,710

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.80% for Class A shares, 1.60%

54 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

9. Fees and Other Transactions with Affiliates (Continued)

for Class B and Class C shares, 1.10% for Class R shares and 0.50% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager reimbursed the Fund as follows:

Class A	$278,708
Class B	1,453
Class C	51,145
Class R	7,872
Class Y	44,791

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$18,569
Class B	131
Class C	5,601
Class R	1,036
Class Y	2,047

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $277 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Share Split

As of the close of business on September 11, 2015, the Fund implemented a 2 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per

55 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

11. Share Split (Continued)

share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to September 11, 2015, has been adjusted to give effect to this share split.

56 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

				Other
	Pay		Net Profit	Capital
Fund Name	Date	Net Income	from Sale	Sources

Oppenheimer Limited-Term Government Fund	12/30/16	25.5%	0.0%	74.5%

58 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Peter Strzalkowski, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

59 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

60 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0855.001.0317 May 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/15/2017